Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2014	12/31/2013	% Chg	12/31/2014	12/31/2013	% Chg
Operating Revenues	$34,439	$33,163	3.8%	$132,447	$128,752	2.9%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	18,537	12,237	51.5%	60,611	51,464	17.8%
Selling, general and administrative	14,765	4,008	-	39,697	28,414	39.7%
Abandonment of network assets	2,120	-	-	2,120	-	-
Depreciation and amortization	4,567	4,680	-2.4%	18,273	18,395	-0.7%
Total Operating Expenses	39,989	20,925	91.1%	120,701	98,273	22.8%
Operating Income (Loss)	(5,550)	12,238	-	11,746	30,479	-61.5%
Interest Expense	856	1,459	-41.3%	3,613	3,940	-8.3%
Equity in Net Income (Loss) of Affiliates	(13)	148	-	175	642	-72.7%
Other Income (Expense) - Net	196	226	-13.3%	1,652	596	-
Income (Loss) Before Income Taxes	(6,223)	11,153	-	9,960	27,777	-64.1%
Income Tax (Benefit) Expense	(2,327)	4,158	-	3,442	9,224	-62.7%
Net Income (Loss)	(3,896)	6,995	-	6,518	18,553	-64.9%
Less: Net Income Attributable to Noncontrolling Interest	(81)	(82)	1.2%	(294)	(304)	3.3%
Net Income (Loss) Attributable to AT&T	$(3,977)	$6,913	-	$6,224	$18,249	-65.9%

Basic Earnings (Loss) Per Share Attributable to AT&T	$(0.77)	$1.31	-	$1.19	$3.39	-64.9%
Weighted Average Common Shares Outstanding (000,000)	5,198	5,267	-1.3%	5,205	5,368	-3.0%

Diluted Earnings (Loss) Per Share Attributable to AT&T	$(0.77)	$1.31	-	$1.19	$3.39	-64.9%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,214	5,283	-1.3%	5,221	5,385	-3.0%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Twelve Months Ended

Wireless	12/31/2014	12/31/2013	% Chg	12/31/2014	12/31/2013	% Chg
Segment Operating Revenues
Service	$15,074	$15,660	-3.7%	$61,032	$61,552	-0.8%
Equipment	4,785	2,777	72.3%	12,960	8,347	55.3%
Total Segment Operating Revenues	19,859	18,437	7.7%	73,992	69,899	5.9%

Segment Operating Expenses
Operations and support	14,619	12,576	16.2%	48,924	44,508	9.9%
Depreciation and amortization	2,010	1,915	5.0%	7,941	7,468	6.3%
Total Segment Operating Expenses	16,629	14,491	14.8%	56,865	51,976	9.4%
Segment Operating Income	3,230	3,946	-18.1%	17,127	17,923	-4.4%
Equity in Net Income (Loss) of Affiliates	(37)	(20)	-85.0%	(112)	(75)	-49.3%
Segment Income	$3,193	$3,926	-18.7%	$17,015	$17,848	-4.7%

Segment Operating Income Margin	16.3%	21.4%		23.1%	25.6%

Wireline
Segment Operating Revenues
Service	$14,240	$14,434	-1.3%	$57,405	$57,700	-0.5%
Equipment	332	282	17.7%	1,020	1,114	-8.4%
Total Segment Operating Revenues	14,572	14,716	-1.0%	58,425	58,814	-0.7%

Segment Operating Expenses
Operations and support	10,553	10,501	0.5%	42,471	41,638	2.0%
Depreciation and amortization	2,554	2,761	-7.5%	10,323	10,907	-5.4%
Total Segment Operating Expenses	13,107	13,262	-1.2%	52,794	52,545	0.5%
Segment Operating Income	1,465	1,454	0.8%	5,631	6,269	-10.2%
Equity in Net Income (Loss) of Affiliates	(2)	1	-	-	2	-
Segment Income	$1,463	$1,455	0.5%	$5,631	$6,271	-10.2%

Segment Operating Income Margin	10.1%	9.9%		9.6%	10.7%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	December 31,
	2014	2013
	Unaudited
Assets
Current Assets
Cash and cash equivalents	$8,603	$3,339
Accounts receivable - net of allowances for doubtful accounts of $454 and $483	14,527	12,918
Prepaid expenses	831	960
Deferred income taxes	1,142	1,199
Other current assets	6,925	4,780
Total current assets	32,028	23,196
Property, Plant and Equipment - Net	112,898	110,968
Goodwill	69,692	69,273
Licenses	60,824	56,433
Other Intangible Assets - Net	6,139	5,779
Investments in Equity Affiliates	250	3,860
Other Assets	10,998	8,278
Total Assets	$292,829	$277,787

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$6,056	$5,498
Accounts payable and accrued liabilities	23,592	21,107
Advanced billing and customer deposits	4,105	4,212
Accrued taxes	1,091	1,774
Dividends payable	2,438	2,404
Total current liabilities	37,282	34,995
Long-Term Debt	76,011	69,290
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	37,544	36,308
Postemployment benefit obligation	37,079	29,946
Other noncurrent liabilities	17,989	15,766
Total deferred credits and other noncurrent liabilities	92,612	82,020
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,108	91,091
Retained earnings	27,736	31,141
Treasury stock	(47,029)	(45,619)
Accumulated other comprehensive income	8,060	7,880
Noncontrolling interest	554	494
Total stockholders' equity	86,924	91,482
Total Liabilities and Stockholders' Equity	$292,829	$277,787

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Twelve Months Ended December 31,
	2014	2013

Operating Activities
Net income	$6,518	$18,553
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	18,273	18,395
Undistributed earnings from investments in equity affiliates	(27)	(324)
Provision for uncollectible accounts	1,032	954
Deferred income tax expense	1,772	6,242
Net gain from sale of investments, net of impairments	(1,532)	(492)
Actuarial loss (gain) on pension and postretirement benefits	7,869	(7,584)
Abandonment of network assets	2,120	-
Changes in operating assets and liabilities:
Accounts receivable	(2,651)	(1,329)
Other current assets	(962)	412
Accounts payable and accrued liabilities	2,412	(152)
Retirement benefit funding	(560)	(209)
Other - net	(2,926)	330
Total adjustments	24,820	16,243
Net Cash Provided by Operating Activities	31,338	34,796

Investing Activities
Construction and capital expenditures:
Capital expenditures	(21,199)	(20,944)
Interest during construction	(234)	(284)
Acquisitions, net of cash acquired	(3,141)	(4,113)
Dispositions	8,123	1,923
Purchases of securities	(1,890)	-
Return of advances to and investments in equity affiliates	4	301
Other	-	(7)
Net Cash Used in Investing Activities	(18,337)	(23,124)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(16)	20
Issuance of other short-term borrowings	-	1,476
Repayment of other short-term borrowings	-	(1,476)
Issuance of long-term debt	15,926	12,040
Repayment of long-term debt	(10,400)	(7,698)
Issuance of other long-term financing obligations	107	4,796
Purchase of treasury stock	(1,617)	(13,028)
Issuance of treasury stock	39	114
Dividends paid	(9,552)	(9,696)
Other	(2,224)	251
Net Cash Used in Financing Activities	(7,737)	(13,201)
Net increase (decrease) in cash and cash equivalents	5,264	(1,529)
Cash and cash equivalents beginning of year	3,339	4,868
Cash and Cash Equivalents End of Year	$8,603	$3,339

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2014	12/31/2013	% Chg	12/31/2014	12/31/2013	% Chg

Wireless
Subscribers and Connections
Total				120,554	110,376	9.2%
Postpaid				75,931	72,638	4.5%
Prepaid				10,986	7,384	48.8%
Reseller				13,855	14,028	-1.2%
Connected Devices				19,782	16,326	21.2%

Wireless Net Adds
Total	1,905	809	-	5,608	2,721	-
Postpaid	854	566	50.9%	3,290	1,776	85.2%
Prepaid	(180)	(32)	-	(775)	(13)	-
Reseller	(65)	(123)	47.2%	(346)	(1,074)	67.8%
Connected Devices	1,296	398	-	3,439	2,032	69.2%
M&A Activity, Partitioned Customers and Other Adjs.	(1)	107	-	4,570	698	-

Wireless Churn
Postpaid Churn	1.22%	1.11%	11 BP	1.04%	1.06%	-2 BP
Total Churn	1.59%	1.43%	16 BP	1.45%	1.37%	8 BP

Other
Licensed POPs (000,000)				321	317	1.3%

Wireline
Voice
Total Wireline Voice Connections				24,778	28,489	-13.0%
Net Change	(1,442)	(807)	-78.7%	(3,711)	(3,695)	-0.4%

Broadband
Total Wireline Broadband Connections				16,028	16,425	-2.4%
Net Change	(458)	(2)	-	(397)	35	-

Video
Total U-verse Video Connections				5,943	5,460	8.8%
Net Change	(124)	194	-	483	924	-47.7%

Consumer Revenue Connections
Broadband[1]				14,444	14,697	-1.7%
U-verse Video Connections				5,920	5,442	8.8%
Voice[2]				14,002	16,251	-13.8%
Total Consumer Revenue Connections[1]				34,366	36,390	-5.6%
Net Change	(1,403)	(273)	-	(2,024)	(1,277)	-58.5%

AT&T Inc.
Construction and capital expenditures:
Capital expenditures	$4,370	$5,379	-18.8%	$21,199	$20,944	1.2%
Interest during construction	$56	$71	-21.1%	$234	$284	-17.6%
Dividends Declared per Share	$0.47	$0.46	2.2%	$1.85	$1.81	2.2%
End of Period Common Shares Outstanding (000,000)				5,187	5,226	-0.7%
Debt Ratio[3]				48.6%	45.0%	360 BP
Total Employees				243,620	243,360	0.1%

[1]	Consumer wireline broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
[2]	Includes consumer U-verse Voice over Internet Protocol connections of 4,759 as of December 31, 2014.
[3]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 4Q14, total switched access lines were 19,896; retail business switched access lines totaled 8,939; and wholesale, national mass markets and coin switched access lines totaled 1,714. Restated switched access lines do not include ISDN lines.